[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.10

CVPF MASTER SERVICES ADDENDUM

This CVPF Master Services Addendum (“CVPF Addendum”) shall be effective as of the last day of signature below (“Addendum Effective Date”) and is subject to and incorporates the terms and conditions of the Master Translational Research Services Agreement by and between The Trustees of the University of Pennsylvania, a Pennsylvania nonprofit corporation (“PENN”), with offices located at [****], and Cabaletta Bio, Inc. (“Cabaletta Bio”), having a place of business at 501 Northwick Lane, Villanova, PA, 19085, dated as of October 19, 2018 (the “Agreement”). PENN enters this CVPF Addendum on behalf of its CVPF. To the extent rights and obligations attach to the CVPF hereunder, such rights and obligations shall be deemed to attach to PENN. PENN and Cabaletta Bio may be referred to herein as a “Party” or, collectively, as “Parties”. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Agreement.

1. CVPF Services/Project Appendices. Upon and subject to the terms and conditions of CVPF Addendum, the CVPF shall perform certain Services (“CVPF Services”) in support the R&D Activities. The CVPF Services will comprise certain Projects and all Projects to be conducted by the CVPF hereunder shall be documented between the Parties in Project Appendices. Each Project Appendix shall relate to a particular Project and be attached to this CVPF Addendum. Each Project Appendix shall contain the following information: (i) Scope of Project/work plan, (ii) a Budget indicating the costs for CVPF effort as well as any additional costs that may be associated with the Project, (iii) if applicable, the type of products to be manufactured (iv) all materials to be transferred between the Parties. If called for in a Project Appendix, PENN shall perform engineering runs in accordance with this CVPF Addendum and the applicable Project Appendix, including, without limitation, the applicable schedule set forth in the applicable Project Appendix.

2. Disclaimer of Warranty/No Guarantee of Manufacture; Remedies. THE PARTIES UNDERSTAND AND AGREE THAT THE DISCLAIMER OF WARRANTIES CONTAINED IN SECTION 7.2 OF THE AGREEMENT APPLIES FULLY TO THE CVPF SERVICES TO BE PERFORMED HEREUNDER. Subject to the disclaimers of Section 7.2 of the Agreement, the Parties understand and agree that, to the extent product manufacturing or engineering runs are included within the scope of a particular Project, the CVPF shall use reasonable efforts to conduct such engineering runs or manufacture products according to, as applicable, specifications agreed to in writing by the Parties or applicable CVPF process or procedure. Such CVPF process or procedure, for clarity, is PENN Information. Notwithstanding the foregoing or anything contrary in the Agreement and this Addendum, given the experimental nature of the products to be developed and manufactured hereunder, the Parties understand and agree that the CVPF cannot guarantee the development or manufacture of any product or products. In addition, the Parties understand and agree that the Projects to be performed hereunder, and any products to be developed and manufactured hereunder, are developed for [****] and are therefore unique, cutting edge, and in some cases not well understood.    Consequently, unexpected results may occur and, for numerous reasons, the CVPF may not be able to develop and manufacture products at all or in conformance with agreed-to specifications.

3. Payment in the Event of a Non-Conforming Product. The CVPF shall promptly notify Cabaletta Bio if the CVPF finds, [****], that it will not be able to develop and/or manufacture and/or release a product covered by an applicable Project Appendix, and in such event the CVPF shall discuss with Cabaletta in good faith the reasons for such failure. [****]

4. Subcontracted Services. Cabaletta Bio acknowledges and agrees PENN may subcontract with a vendor (each, a “Subcontractor”) for various components of development, manufacturing, and production, including by not limited to, the quality control testing component of the development, manufacturing, and production, with Cabaletta Bio’s prior written consent.

5. Ownership and Technology Transfer.

5.1 Ownership. PENN shall retain ownership of PENN Materials and PENN Information as well as any and all new developments and improvements related to the PENN Materials and PENN Information, including, without limitation, processes, methods, and techniques related thereto and made in the performance of this Addendum and any applicable Project Appendix (any such developments and improvements, the “PENN Improvements”). Cabaletta Bio shall retain ownership of the Cabaletta Bio Confidential Information and Cabaletta Bio Materials as well as any and all new developments and improvements of the Cabaletta Bio Materials made in the performance of this Addendum and any applicable Project Appendix. For clarity, the incorporation of PENN Materials into Cabaletta Bio materials to develop a product or to otherwise perform the Services shall not be considered a new development or improvement of Cabaletta Bio Materials.

5.2 Products. Cabaletta Bio understands and agrees that certain PENN Materials and PENN Information generated or obtained by the CVPF may be used to manufacture and, in the case of PENN Materials, may be incorporated into a product. For products manufactured hereunder, Cabaletta Bio shall own the tangible product, except that PENN shall own any PENN Materials contained or incorporated in the product. To the extent possible, PENN agrees to grant to Cabaletta Bio a non-exclusive, paid-up, royalty-free license to use and practice PENN Materials incorporated within the product for the purposes of pursuing Cabaletta Bio’s objectives related to the licenses granted in the SRA’s, the License, and this Agreement. Such license shall be confirmed in an applicable Project Appendix, or other agreement signed by the parties. Cabaletta Bio and PENN agree that the any product generated pursuant to this Addendum and any Project Appendix attached hereto is to be used to pursue PENN and Cabaletta Bio’s objectives related to the licenses granted in the SRA’s, the License, and this Agreement and is not generated for transfer or resale for any other purpose. PENN shall notify Cabaletta Bio if PENN determines that any PENN Materials may be incorporated into a particular product and shall inform Cabaletta Bio of any restrictions to which Cabaletta Bio’s use of or license to such PENN Materials may be subject.

5.3 Deliverables. Cabaletta Bio understands and agrees that certain PENN Materials and PENN Information generated by the CVPF may be used to develop the Deliverables and, in the case of PENN Information, may be incorporated into the Deliverables. Cabaletta Bio shall own Deliverables specified in an Applicable Project Appendix, except that PENN shall own any PENN Information contained or incorporated in the Deliverables. PENN hereby grants to Cabaletta Bio, without additional compensation from Cabaletta Bio, an exclusive worldwide, fully paid-up, royalty-free, transferable, irrevocable, perpetual license, with the right to grant sublicenses (through multiple tiers), to all such Deliverables, except with respect to any PENN Information contained or incorporated in such Deliverables. PENN hereby grants to Cabaletta Bio a worldwide, non-exclusive, fully paid-up, royalty-free, transferable, irrevocable, perpetual license, with the right to grant sublicenses (through multiple tiers), to use and practice PENN Information contained or incorporated within the Deliverables for the purposes of pursuing Cabaletta Bio’s objectives related to the licenses granted in the SRA’s, the License, and this Agreement.

5.4 PENN’s Internal Use. Notwithstanding the foregoing or anything contrary in this Agreement, the CVPF and PENN may use copies of the Deliverables solely for their own internal, non-commercial, academic research purposes.

5.5 Technology Transfer. Upon request from Cabaletta Bio, PENN and Cabaletta Bio shall negotiate in good faith a written agreement, which shall include transfer on a non-exclusive basis of tangible and intangible embodiments of CVPF-specific PENN Information related to the Services CVPF provides hereunder, including any CVPF process or procedure and PENN Information contained or incorporated in any Deliverables, in order to enable Cabaletta Bio or its Designee to develop and manufacture products governed by the License, including products manufactured by CVPF hereunder, upon the trigger of one of the following events at Cabaletta Bio:

(a)

Cabaletta Bio acquires, builds or otherwise comes to control or have the right to use a facility capable of manufacturing products governed by the License and the CVPF performed CVPF Services hereunder covering such product; or

(b)

Cabaletta Bio selects a contract manufacturing organization (“Designee”) capable of manufacturing products governed by the License, and the CVPF performed Services hereunder covering such product, and such contract manufacturing organization agrees in writing to a confidentiality agreement, governing the disclosure and use of the applicable PENN Information to be transferred.

Cabaletta Bio shall bear all reasonable costs incurred in connection with such technical support, assistance and transfer, including reasonable costs of services, time and materials of PENN. For clarity, as part of any negotiated technology transfer agreement, Cabaletta Bio shall be required to reimburse Penn for such costs of services, time, and materials (but, for clarity, shall not include any additional consideration for any license or rights to use such PENN Information).

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the duly authorized representatives of the Parties hereby execute this CVPF Addendum as of the date first written above.

THE TRUSTEES OF THE UNIVERSITY OF PENNSYLVANIA By: [****] Name: [****] Title: [****] Date: 10/22/18	CABALETTA BIO, INC. By: /s/ Steven Nichtberger Name: Steven Nichtberger Title: CEO Date: 10/22/2018

Project Appendix 1 to CVPF Master Services Addendum

This Project Appendix 1 to the CVPF Master Services Addendum (“Project Appendix 1”) shall be effective as of the last day of signature below (“Project Appendix Effective Date”) and is subject to and incorporates the terms and conditions of the Master Translational Research Services Agreement dated as of October 19, 2018 (“Agreement”) and the CVPF Master Services Addendum dated as of October 22, 2019 in each case by and between The Trustees of the University of Pennsylvania, a Pennsylvania nonprofit corporation (“PENN”), and Cabaletta Bio, Inc. (“Cabaletta Bio”). PENN enters this Project Appendix 1 on behalf of its CVPF. To the extent rights and obligations attach to the CVPF hereunder, such rights and obligations shall be deemed to attach to PENN. PENN and Cabaletta Bio may be referred to herein as a “Party” or, collectively, as “Parties”.

1.	Project Description.

a.	Project Title. The title of the Project is [****].

b.	Project Plan. The Project Plan and background is included below.

Project Background: Cabaletta Bio and PENN are preparing to enter into this Project Appendix, which includes [****]. This Project Plan summarizes the Projects to be completed and funded by the to the attached project budget. The study reports generated based on the completion of these activities can be used for [****].

Project Plan:

[****]

c.	Project Leader.

The Faculty Lead on this project is Donald L. Siegel, M.D., Ph.D., Director of the CVPF. The contact person at the CVPF working on this Project shall be Suzette M. Arostegui. Any required notices sent by Cabaletta Bio or by Penn pursuant to the Agreement for this Project should be sent to, for Penn, the contact person with a copy to the Faculty Lead and Office of Clinical Research, or to Cabaletta Bio, as applicable, at the following addresses:

[****]

[****]

[****]

d.	Deliverables. The Deliverables to be provided hereunder are expected to include:

i.	[****]

e.	Product. [****]

f.	Products Specifications: [****].

g.

Project Term. The initial term of this Project (“Project Term”) shall begin on the Appendix Effective Date and shall end [****] (“Appendix Expiration Date”) unless terminated sooner pursuant to the terms of the Agreement. This Project Appendix No. 1 may be extended or renewed only by mutual written agreement executed by duly authorized representatives of the Parties.

h.

Publications. The Parties do not currently anticipate any publication regarding the Services provided under this Project Appendix 1. Notwithstanding the foregoing, PENN reserves the right to publish. In the event PENN chooses to publish a publication in an academic or scientific journal, PENN shall furnish to Cabaletta Bio a copy of any proposed publication in advance of such submission for publication. Cabaletta Bio may not publish regarding the Services provided under this Project Appendix 1 without PENN’s permission, not to be unreasonably withheld, delayed or conditioned.

i.

Termination. Each Party may terminate the Agreement or this Project Appendix with or without cause upon [****] written notice to the other Party. Notwithstanding Section 6.2(i) of the Agreement, the Parties hereby agree that the terms of this provision shall govern.

2.	Budget and Payment Terms.

Cabaletta Bio shall pay PENN for an amount equal to its expenditures and applicable overhead incurred in the conduct of this Project in an amount not to exceed the total amount of [****] plus invoiceables as set forth in the Budget attached as an appendix to this Project Appendix 1. Cabaletta Bio acknowledges that this amount is a good faith estimate only and not a guarantee of the cost to conduct this Project. If at any time PENN determines that it will require additional funds for this Project, it shall notify Cabaletta Bio and provide an estimate of the additional amount. Cabaletta Bio shall not be liable for any costs in excess of the amount of [****] plus invoiceables unless it has agreed in a writing, signed by both Parties, to provide additional funds. Invoices are to be sent to:

[****]

Cabaletta Bio shall make payments in advance to PENN in accordance with the payment schedule set forth in the Budget.

All payments will be made in U.S. dollars within [****] of Cabaletta Bio’s receipt of an invoice from PENN and shall clearly identify [****], Cabaletta Bio (formerly Tycho Therapeutics), [****]. All payments are to be payable in United States dollars. Additional details for payment to be provided by CVPF.

3.	Modifications and Additional Terms Applicable to this Project. None.

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IN WITNESS WHEREOF, the duly authorized representatives of the Parties hereby execute this Project Appendix 1 as of the date first written above.

THE TRUSTEES OF THE UNIVERSITY OF PENNSYLVANIA By: [****] Name: [****] Title: [****] Date: 10/22/18	CABALETTA BIO, INC. By: /s/ Steven Nichtberger Name: Steven Nichtberger Title: CEO Date: 10/22/2018

[Signature Page to Project Appendix 1 to CVPF Master Services Addendum]

Appendix to Project Appendix 1: CVPF Project Budget

[****]

Project Appendix 3 to CVPF Master Services Addendum

This Project Appendix 3 to the CVPF Master Services Addendum (“Project Appendix 3”) shall be effective as the date of last signature below (“Project Appendix Effective Date”) and is subject to and incorporates the terms and conditions of the Master Translational Research Services Agreement dated as of October 19, 2018 (“Agreement”) and the CVPF Master Services Addendum dated as of October 22, 2018 (“CVPF Addendum”), in each case by and between The Trustees of the University of Pennsylvania, a Pennsylvania nonprofit corporation (“PENN”), and Cabaletta Bio, Inc. (“Cabaletta Bio”). PENN enters this Project Appendix 3 on behalf of its CVPF. To the extent rights and obligations attach to the CVPF hereunder, such rights and obligations shall be deemed to attach to PENN. PENN and Cabaletta Bio may be referred to herein as a “Party” or, collectively, as “Parties”.

1.	Project Description.

a.	Project Title. The title of the Project is: CVPF manufacturing for DSG-3 CAAR clinical trial (“Clinical Trial”) in patients with pemphigus vulgaris.

b.	Project Plan.

[****]

c.	Project Team.

Members of the Project Team associated with this Project Appendix 3 shall be [****]. Any required notices sent by Cabaletta Bio or by PENN pursuant to the Agreement for this Project should be sent to [****] at the following address:

[****]

copy to:

[****]

[****]

or to Cabaletta Bio, as applicable, at the following addresses:

[****]

d.	Deliverables. [****]

e.	PENN Information to be submitted to FDA. [****]

f.	Product. [****]

g.	Products Specifications: [****]

1

g.

Project Term. The initial term of this Project (“Project Term”) shall begin on the Project Appendix Effective Date and shall end upon [****] (“Appendix Expiration Date”) unless terminated sooner pursuant to the terms of the Agreement and Section 1(i) below.

h.

Termination. Each Party may terminate the Agreement or this Project Appendix 3 with or without cause upon [****] written notice to the other Party. Notwithstanding Section 6.2(i) of the Agreement, the Parties hereby agree that the terms of this provision shall govern.

2.	Budget and Payment Terms.

Cabaletta Bio shall pay PENN for an amount equal to its expenditures and applicable overhead incurred in the conduct of this Project in an amount not to exceed the total amount of [****] plus invoiceables. Cabaletta Bio acknowledges that this amount is a good faith estimate only and not a guarantee of the cost to conduct this Project. If at any time PENN determines that it will require additional funds for this Project, it shall notify Cabaletta Bio and provide an estimate of the additional amount. Subject to Section 3(a) herein, Cabaletta Bio shall not be liable for any costs in excess of the amount of [****] plus invoiceables and applicable overhead unless it has agreed in a writing, signed by both Parties, to provide additional funds.    Invoices are to be emailed to the attention of:

[****]

Cabaletta Bio shall make payments to PENN in advance on [****] . Such payments will be reconciled by PENN within [****] after the applicable payment. This payment schedule shall be reviewed within [****] following the Effective Date and, in PENN’s sole discretion, may be transitioned to payments by Cabaletta Bio in advance on [****] , with reconciliation by PENN within [****] after the applicable [****] payment.”

All payments will be made in U.S. dollars within [****] of Cabaletta Bio’s receipt of an invoice from PENN and shall clearly identify this Agreement, Penn ERA Institution Number: [****] and Project Lead, [****]. All payments are to be payable in United States dollars, and if by check, made out to The Trustees of the University of Pennsylvania

[****]

2

3.	Modifications and Additional Terms Applicable to this Project.

a.

At the request of Cabaletta Bio, this Project Appendix 3 is being entered into prior to the submission of the IND to the Food and Drug Administration (“FDA”) and prior to the completion of Protocol and the submission of the Protocol to the Institution Review Board (IRB). As such, the Budget, Project Plan, and Products contemplated hereunder may have to be modified to account for potential changes in the Protocol, comments from the FDA, etc. Any such changes shall be memorialized in an amendment to this Project Appendix 3, which shall be entered into and signed by PENN and Cabaletta Bio prior to the commencement of the Project and the CVPF Activities.

b.

Cabaletta Bio shall not solicit or hire the FTE’s funded pursuant to that certain Project Appendix 2 to the CVPF Master Services Addendum (“Project Appendix 2”) and, for clarity, Cabaletta Bio shall not solicit any PENN employees involved in the CVPF Activities under this Project Appendix 3 for [****] following expiration or termination of this Project Appendix 3, without the express permission of PENN.

c.

In addition to the amounts Cabaletta Bio has agreed to pay PENN under this Project Appendix 3 for the CVPF Activities, Cabaletta Bio entered into Project Appendix 2 pursuant to which Cabaletta Bio agreed to fund [****] FTEs (the “Funded FTEs”) to, once fully trained, support the CVPF Activities and to enable [****].

[****]

d.	In the event Cabaletta Bio elects to discontinue the funding of the FTEs, then the following terms will apply. [****]

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3

IN WITNESS WHEREOF, the duly authorized representatives of the Parties hereby execute this    Project Appendix 3 as of the date first written above.

THE TRUSTEES OF THE UNIVERSITY OF PENNSYLVANIA By: [****] Name: [****] Title: [****] Date: 7/24/2019	CABALETTA BIO, INC. By: /s/ Steven Nichtberger Name: Steven Nichtberger Title: CEO Date: 7/24/2019

[Signature Page to Project Appendix 3 to CVPF Addendum]

Exhibit 1 to Project Appendix 3: Budget

PENN shall invoice Cabaletta Bio on a [****] for all services rendered during the prior [****].